Principal Funds, Inc.
Supplement dated September 16, 2016
to the Statement of Additional Information dated December 31, 2015 as amended and restated March 29, 2016
(as supplemented on May 2, 2016, May 31, 2016, June 17, 2016, and July 29, 2016)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.
On or about October 28, 2016, delete references to the Credit Opportunities Explorer Fund from the Statement of Additional Information.

DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS
Effective October 14, 2016, delete the last paragraph in the Temporary Defensive Measures/Money Market Instruments section.

INVESTMENT ADVISORY AND OTHER SERVICES
On or about September 19, 2016, under Investment Advisors, add the following to the alphabetical list of Sub-Advisors:
Sub-Advisor:    Ascend Capital, LLC, is wholly owned by Malcolm P. Fairbairn.
Fund(s):    a portion of the assets of Global Multi-Strategy.
Delete the Credit Opportunities Explorer and Global Multi-Strategy rows in the Contractual Limits on Total Annual Fund Operating Expenses table under Management Agreement, and replace with the following:

Contractual Limits on Total Annual Fund Operating Expenses
Fund	A	C	J	Inst.	R-1	R-2	R-3	R-4	R-5	R-6	Expiration
Credit Opportunities Explorer	0.85%	N/A	N/A	0.70%	N/A	N/A	N/A	N/A	N/A	N/A	12/30/2016
Global Multi-Strategy	2.00%	2.75%(1)	N/A	1.65%	N/A	N/A	N/A	N/A	N/A	N/A	12/30/2016
(1) Expiration December 30, 2017
Delete the row related to Global Multi-Strategy in the Contractual Limits on Other Expenses table under Management Agreement, and replace with the following:

Contractual Limits on Other Expenses
Fund	P	Expiration
Global Multi-Strategy	0.20%	12/30/2017

Ascend Capital, LLC

Proxy Voting
These policies and procedures apply to all Client Accounts for which Ascend has proxy voting authority. In certain cases such authority will be exercised in accordance with policies provided by a Client.
Ascend Employees should not discuss with members of the public how Ascend intends to vote on any particular proxy proposal without the advance approval of the Chief Compliance Officer. This does not restrict communications in the ordinary course of business with Clients for which Ascend votes proxies. Disclosure of Ascend’s proxy voting intentions - especially where done with the purpose or effect of influencing the management or control of a company - could trigger various restrictions under the federal securities laws, including under the proxy solicitation, beneficial ownership and short-swing profit liability provisions of the Exchange Act.
Policy
Ascend shall vote proxies related to securities held by Clients for which we serve as the investment adviser in the best interest of such Clients. All references in these Proxy Voting Policies and Procedures are limited solely to Clients for which we have agreed to vote such proxies. A Client may reserve to itself the right to vote proxies. Ascend’s authority to vote the proxies of certain Clients is generally established by Investment Management Agreements.
Ascend generally is responsible for voting proxies with respect to securities held in Client Accounts. The following sets forth Ascend’s policy with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the Advisers Act. Specifically, Rule 206(4)-6 requires that Ascend:

1.	Adopt and implement written policies and procedures reasonably designed to ensure that Ascend votes Client securities in the best interest of Clients;

2.	Disclose to Clients how they may obtain information from us about how we voted proxies for their securities; and

3.	Describe our proxy voting policies and procedures to Clients and furnish them a copy of our policies and procedures on request.
Procedures
Where Ascend is given responsibility for voting proxies, we must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best interest of our Clients. To that end, Ascend has retained Institutional Shareholder Services, Inc. (“ISS”) to assist Ascend with the analysis, voting and record keeping of all proxies. ISS provides independent assessment and recommendations with regard to all proxy items. When making proxy-voting decisions, (unless a Client has provided other specific instructions) Ascend generally adheres to ISS’ Proxy Voting Guidelines (the “Guidelines”), as provided, and as revised from time to time, by ISS. The Guidelines set forth ISS’ recommended positions on recurring issues and criteria for addressing non-recurring issues. A copy of the Guidelines, along with any amendments or other updates, shall be maintained in a separate file by the Chief Compliance Officer, or his or her designee.
A Client may from time to time direct us in writing to vote proxies in a manner that is different from the Guidelines. We will follow such written direction for proxies received after our receipt of such written direction.
Notwithstanding the foregoing, Ascend may vote a proxy contrary to the Guidelines or other recommendations of ISS, if Ascend determines that such action is in the best interest of its Clients. In the event that Ascend votes contrary to the proxy voting guidelines listed above, Ascend will document the basis for its contrary voting decision.
In addition, Ascend may choose not to vote proxies in certain situations or for certain Clients, such as:

1.	Where a Client has informed Ascend that it wishes to retain the right to vote the proxy;

2.	Where Ascend deems the cost of voting would exceed any anticipated benefit to the Client;

3.	Where the proxy is received for a Client that has been terminated; or

4.	Where a proxy is received by Ascend for a security it no longer manages on behalf of a Client.

Ascend may also choose to abstain from voting certain proxies where Ascend believes a Client does not have an economic interest in the long shares held by the Client. Such situations may consist of, but are not limited to, securities in which the Client owns shares of the security and also has sold shares short in the same security.
The Chief Compliance Officer will have the responsibility of ensuring that Ascend complies with this proxy voting policy.
Conflicts
From time to time, proxy voting proposals may raise conflicts between the interests of Ascend’s Clients and the interests of Ascend and its Employees. Ascend must take certain steps designed to ensure, and must be able to demonstrate that those steps resulted in a decision to vote the proxies that was based on the Clients’ best interests and was not the product of the conflict. For example, conflicts of interest may arise when:

1.	Proxy votes solicited by an issuer that has an institutional separate account relationship with Ascend;

2.	A proponent of a proxy proposal has a business relationship with Ascend;

3.	Ascend has business relationships with participants in proxy contests, corporate directors or director candidates;

4.
An Ascend Employee has a personal interest in the outcome of a particular matter before shareholders; or an Ascend Employee has a business or personal relationship with participants in proxy contests, corporate directors or director candidates.

If Ascend receives a proxy that raises a conflict of interest, the Managing Member and Chief Compliance Officer shall determine whether the conflict is “material” to any specific proposal included within the proxy. They will determine whether a conflict is material on a case-by-case basis. To make this determination, the Managing Member and the Chief Compliance Officer will consider whether Ascend or any of its Employees may have a business or personal relationship with a participant in a proxy vote, the issuer itself or the issuer’s pension plan, corporate directors or candidates for directorships. The Chief Compliance Officer, or his or her designee, will record in writing the basis for any such determination.
For any proposal where the Chief Compliance Officer determines that Ascend has a material conflict of interest relating to a particular proxy proposal, Ascend may handle the proposal as set forth below:

1.	If the proposal is designated in the Guidelines as “For” or “Against,” the proposal shall be voted by Ascend in accordance therewith; or

2.
If the proposal is designated in the Guidelines as “Case by Case” (or not addressed), in the case of a managed account Client, the Chief Compliance Officer, or his or her designee, will cause the Client to be notified of such conflict (provided that Ascend is in a position to disclose the conflict to the Client (i.e., such information is not confidential), Ascend may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the Client, and obtain the Client’s consent to how Ascend will vote on the proposal (or otherwise obtain instructions from the Client on how the proxy on the proposal should be voted). If no Client consent or instructions are received Ascend will not vote the proxy;

3.	In the case of Funds, the proposal will be thoroughly reviewed by Ascend and voted in the best interests of the Fund or, in the discretion of Ascend, will not be voted.
Special Issues with Voting Foreign Proxies
Voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Logistical problems in voting foreign proxies include the following:

1.	Each country has its own rules and practices regarding shareholder notification, voting restrictions, registration conditions and share blocking;

2.
To vote shares in some countries, the shares may be “blocked” by the custodian or depository (or bearer shares deposited with a specified financial institution) for a specified number of days (usually five or fewer but sometimes longer) before or after the shareholder meeting. When blocked, shares typically may not be traded until the day after the blocking period. Ascend may refrain from voting shares of foreign stocks subject to blocking restrictions where, in Ascend’s judgment, the benefit from voting the shares is outweighed by the interest of maintaining Client liquidity in the shares. This decision generally is made on a case-by-case basis based on relevant factors, including the length of the blocking period, the significance of the holding, and whether the stock is considered a long-term holding;

3.
Often it is difficult to ascertain the date of a shareholder meeting because certain countries, such as France, do not require companies to publish announcements in any official stock exchange publication;

4.	Time frames between shareholder notification, distribution of proxy materials, book-closure and the actual meeting date may be too short to allow timely action;

5.	Language barriers will generally mean that an English translation of proxy information must be obtained or commissioned before the relevant shareholder meeting;

6.	Some companies and/or jurisdictions require that, in order to be eligible to vote, the shares of the beneficial holders be registered in the company’s share registry;

7.
Lack of a “proxy voting service” by custodians in certain countries. In countries in which custodians do not offer a “proxy voting service”, Ascend will attempt, on a reasonable efforts basis, to lodge votes in such countries.

Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a Client, Ascend may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.
Records and Reports
Ascend, through ISS, will maintain certain records required by applicable law in connection with proxy voting activities. Clients may obtain information from Ascend about how the Firm voted proxies with respect to their securities. If requested, Ascend will provide Clients with reports on Ascend’s proxy voting decisions and actions for securities in their accounts, in such forms or intervals as the Clients reasonably request.
Clients should contact Chief Compliance Officer, or his or her designee, with any request for reports on proxy voting.
Review
Ascend’s proxy voting policies and procedures will be reviewed annually. The Chief Compliance Officer, or his or her designee, will review present procedures and past decisions with the aim of developing a coherent and understandable proxy voting policy.
As part of such annual review, the Chief Compliance Officer will review the capacity and competency of ISS, and/or any other proxy advisory service used by Ascend. As part of such review, the Chief Compliance Officer may require the proxy advisory firm to apprise Ascend of any changes to the business of the proxy advisory firm that the Chief Compliance Officer considers relevant (i.e., with respect to the proxy advisory firm’s capacity and competency to provide proxy voting advice) or its conflict policies and procedures, and/or may take such other measures that the Chief Compliance Officer considers suitable for such review.
Securities Subject to Lending Arrangements
For various legal or administrative reasons, Ascend is often unable to vote securities that are, at the time of such vote, on loan pursuant to a Client’s securities lending arrangement with the Client’s custodian. Ascend will refrain from voting such securities where the costs to the Client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, Ascend may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the Clients’ custodians for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in Ascend’s judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.